UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2024

GLOBAL SYSTEM DYNAMICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40707	86-1458374
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

815 Walker Street, Suite 1155 Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

(740) 229-0829

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 5, 2024, Global Systems Dynamics, Inc. (“we”) received a written notice (the “Notice Letter”) from the The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company was not in compliance with Nasdaq Listing Rule 5620(a), due to the Company’s failure to hold an annual meeting of shareholders within one year of the Company’s fiscal year end. The Notice Letter stated that such deficiency would be an additional factor considered by the Nasdaq Hearing Panel (the “Panel”) in our hearing regarding delisting from the Nasdaq, and that we had to present our views regarding the Notice Letter to the Panel in writing by January 12, 2024. To date, we have not held our annual shareholder’s meeting following the fiscal year ending on December 31, 2022. We are in the process of scheduling such meeting, which date will be provided on further notice. We are also preparing our written response to the Notice Letter for an anticipated timely submission to the Panel. In the event that the Company does not satisfy Nasdaq Listing Rule 5620(a), Nasdaq may decide to delist our securities and the Company will have the opportunity to appeal the decision in front of the Panel. Furthermore, there can be no assurance that the Company will be able to regain compliance with Nasdaq’s continued listing requirements, or that our securities will continue to be listed on Nasdaq.

The Notice Letter also stipulated that we had to comply with Nasdaq Listing Rule 5810(c)(2)(G), which requires listed companies to promptly disclose their receipt of a letter regarding its failure to comply with certain Nasdaq Listing Rules by either (i) filing a Form 8-K, where required by SEC rules, or (ii) issuing a press release.

On January 10, 2024, we issued a press release disclosing the Notice Letter. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number	Description
99.1	Press Release, dated January 10, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL SYSTEMS DYNAMICS, INC.

Date: January 11, 2024	By:	/s/ Rick Iler
	Name:	Rick Iler
	Title:	Chief Financial Officer